UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)
(210) 918-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

NuStar Energy L.P. (the “Partnership”) held its 2022 Annual Meeting on April 28, 2022, with all members of the Board of Directors of the general partner of the Partnership’s general partner in attendance. As of the record date for the 2022 Annual Meeting, there were 110,288,654 common units and 23,246,650 Series D preferred units outstanding and entitled to vote together as a single class at the 2022 Annual Meeting (the “Voting Units”). A total of 111,852,720 of the Voting Units were present or represented by proxy at the 2022 Annual Meeting, representing approximately 84% of all votes entitled to be cast at the 2022 Annual Meeting. The matters submitted for a vote and the related results are as follows:

•Proposal No. 1 - Election of three Group I directors to serve until the 2025 annual meeting of unitholders or until their successors are elected and have been qualified. The results were as follows:

Class I Nominees	Votes For	Votes Withheld	Broker Non-Votes
J. Dan Bates	83,505,283	1,107,552	27,239,885
Ed A. Grier	83,806,287	806,548	27,239,885
Dan J. Hill	83,455,593	1,157,242	27,239,885

•Proposal No. 2 - Ratification of the appointment of KPMG LLP as the Partnership’s independent registered public accounting firm for 2022. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,702,421	415,318	734,981	—

•Proposal No. 3 - Approval of an advisory resolution on executive compensation. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,462,220	7,506,251	644,364	27,239,885

Consistent with the foregoing votes: (1) each of J. Dan Bates, Ed A. Grier and Dan J. Hill has been elected as a Group I director to serve on the Board of Directors until the 2025 annual meeting of unitholders or until his successor is elected and has been qualified; (2) the appointment of KPMG LLP to serve as the Partnership’s independent registered public accounting firm for 2022 has been ratified; and (3) the advisory resolution approving the Partnership’s executive compensation has been approved.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	EXHIBIT

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: April 28, 2022			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Executive Vice President-Strategic Development and General Counsel